Investments in equity investees	12 Months Ended
Dec. 31, 2024
Investments in equity investees [Abstract]
Investments in equity investees
6.	Investments in equity investees
Measurement Alternative and NAV practical expedient
The carrying amount of the Group’s equity investments measured at fair value using the Measurement Alternative was RMB18,153 million and RMB14,027 million as of December 31, 2023 and 2024, respectively, and the carrying amount of the Group’s investments under NAV practical expedient was RMB8,133 million
and
RMB8,529 million as of December 31, 2023 and 2024, respectively. During the years ended December 31, 2022, 2023 and 2024, fair value changes recognized for equity investments which were measured using the Measurement Alternative, and NAV practical expedient were not significant.
Equity method
As of December 31, 2024, the Group’s investments accounted for under the equity method totaled RMB34,294 million (as of December 31, 2023: RMB30,460 million), which mainly included the investment in Yonghui Superstores Co., Ltd, (“Yonghui”) amounting to RMB2,244 million, investment in JD Technology amounting to RMB15,607 million and the investment in Home Credit Consumer Finance Co., Ltd.(“Home Credit”) amounting to
RMB2,500 million. The Group applies the equity method of accounting to account for its equity investments, in common stock or in-substance
common stock, over which it has significant influence but does not own a majority equity interest or otherwise control.
Investment in JD Technology
Following the reorganization of JD Technology in March 2021, the Group’s equity interest in JD Technology increased to
 41.7%.
The Group accounted for its investment in JD Technology using the equity method, as it exerted significant influence without holding a majority equity interest or otherwise control. Pursuant to the supplemental agreement entered between JD Technology and its shareholders in June 2020, certain existing shareholders (including the Group) have the obligation to make up the shortfall (if any) of the redemption price to the other shareholders of JD Technology when all other means are exhausted, and the shortfall is capped by the proceeds from the sales of the guarantor’s shares of JD Technology. In 2023, the Group is exempted from recording a guarantee liability for its obligation to make up any shortfall of the redemption price to other shareholders of JD Technology, as the Group and JD Technology are under the common control of Mr. Richard Qiangdong Liu (Mr. Liu), and the chance to settle the guarantee obligation by the Group is not probable as of December 31, 2023. From September to December 2024, JD Technology entered into new agreements with its shareholders to replace previous redemption terms with new settlement method (through both cash and newly issued common shares in tranches) (the “2024 Transaction”). Those are further subject to suspension or termination under certain circumstances. Concurrently, the previous guarantee obligation of the Group has also been extinguished. In accordance with these agreements, JD Technology completed the first tranche of redemption through cash settlement and new share issuance in the fourth quarter of 2024. As of December 31, 2024, the Group’s equity interest in JD Technology further increased to

43.6%
as a result of the redemption aforementioned, and the Group continued to apply the equity method for accounting of this investment. As the Group and JD Technology are both controlled by Mr. Liu before and after the 2024 Transaction, the Group’s increased equity interest holding in JD Technology was accomplished through a transaction under common control. The Group recognized a decrease in investment in JD Technology amounting to RMB
726

million, based on its proportionate share of JD Technology’s net assets, with a decrease of RMB
726

million into additional
paid-in
capital for the year ended December 31, 2024.
Investment in Home Credit
In December 2024, the Company entered into an agreement to acquire 50% of Home Credit’s equity interest for a total cash consideration of RMB2,500 million. Home Credit is a consumer finance company that conducts its business through providing consumer loans and merchandise loans. As of December 31, 2024, the Company accounted for its investment in Home Credit using the equity method as the Company obtained the significant influence by the right to nominate three board seats out of nine. Concurrently, JD Technology subscribed
15
%
of Home Credit’s equity interest. The basis difference as of December 31, 2024 was immaterial.

Investment in Yonghui
Yonghui is a leading hypermarket and supermarket operator in China and is listed on the Shanghai Stock Exchange. The Group held approximately 11.3% of Yonghui’s issued and outstanding shares and accounted for the investment in Yonghui using the equity method as the Group obtained significant influence by the rights to nominate one board member out of nine. The difference between the carrying value of the equity interests in Yonghui and the Group’s share of the carrying value of Yonghui’s net assets is a basis difference, which was mainly allocated to amortizable intangible assets of RMB1,472 million, goodwill of RMB845 million and deferred tax liabilities of RMB368 million as of December 31, 2023, and amortizable intangible assets of RMB1,159 million with a weighted average amortization period of 11 years, goodwill of RMB342 million and deferred tax liabilities of RMB290 million as of December 31, 2024.
In the fourth quarter of 2023 and first quarter of 2024, the Group recorded impairment charges of RMB266 million and RMB438 million, respectively, to write down the carrying value of its investment in Yonghui to its fair value, based on quoted closing prices of Yonghui as of December 31, 2023 and March 31, 2024.
As of December 31, 2023 and 2024, the market value of the Group’s investment in Yonghui was RMB3,426 million and RMB6,476 million based on its quoted closing price, respectively. In September 2024, the Group entered into a definitive agreement under which the Group will transfer 8.3% of Yonghui shares.
The Group recorded its share of the profits and losses of JD Technology, Home Credit and Yonghui one quarter in arrears to enable the Group to provide its financial disclosure independent of the reporting schedule of these equity investees.
The Group summarizes the condensed financial information of the Group’s equity investments under equity method as a group below in accordance with Rule
4-08
of Regulation
S-X:

	For the year ended December 31,
	2022	2023	2024
	(RMB in millions)
Revenues	160,554	149,237	146,583
Gross profit	47,369	48,134	70,000
Income/(loss) from operations	(2,158)	(274)	8,334
Net income/(loss)	(1,583)	(1,733)	4,380
Net income/(loss) attributable to the investees’ ordinary shareholders	(1,327)	(1,506)	4,641

	As of December 31,
	2023	2024
	(RMB in millions)
Current assets	155,283	161,218
Non-current assets	145,171	146,848
Current liabilities	118,886	124,013
Non-current liabilities	50,228	44,090
Redeemable stock	—	28,167
Non-controlling interests	359	4,429
The Group performs impairment assessment of its investments under the Measurement Alternative and equity method whenever events or changes in circumstances indicate that the carrying value of the investment may not be fully recoverable. Impairment charges in connection with the equity method investments of RMB1,316 million, RMB266 million and RMB699 million were recorded in “share of results of equity investees” in the consolidated statements of operations and comprehensive income for the years ended December 31, 2022, 2023 and 2024, respectively. The valuation of impairment in privately held companies under the Measurement Alternative is discussed in Note
4
.